SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2014 (March 5, 2014)

WIRELESS ATTACHMENTS, INC.

(Exact name of registrant as specified in its charter)

Colorado	333-175825	27-3515499
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2789 S. Lamar Street

Denver, Colorado 80227

(303) 763-7527

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WIRELESS ATTACHMENTS, INC.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2014, Wireless Attachments, Inc., a Colorado corporation (the “Company” or “WAI”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Canna-Life Corporation, a Colorado corporation whose primary business is to hold, develop and manage real property (“Canna-Life”), the shareholders of Canna-Life (the “Canna-Life Shareholders”), and the controlling stockholders of the Company (the “WAI Controlling Stockholders”). Pursuant to the Share Exchange Agreement, the Company acquired 8,096,000 (100%) shares of common stock of Canna-Life from the Canna-Life Shareholders (the “Canna-Life Shares”) and in exchange issued 8,096,000 (6.26%) restricted shares of its common stock to the Canna-Life Shareholders (the “WAI Shares”). As a result of the Share Exchange Agreement, Canna-Life became a wholly-owned subsidiary of the Company and the Company now carries on the business of Canna-Life as its primary business. The Share Exchange Agreement contains customary representations, warranties and conditions to closing. The closing of the Share Exchange (the “Closing”) occurred on March 6, 2014 (the “Closing Date”).

As a result of the Share Exchange Agreement:

(a) each outstanding Canna-Life Share was cancelled, extinguished and converted into and became the right to receive a pro rata portion of the WAI Shares which equaled the number of Canna-Life Shares held by each Canna-Life Shareholder multiplied by the exchange ratio of 1:1 (the “Exchange Ratio”), rounded, if necessary, up to the nearest whole share. Based on the Exchange Ratio and as a result of the Share Exchange Agreement, the Canna-Life Shareholders received a total of 8,096,000 restricted shares of common stock of the Company.

(b) Alan Smith shall irrevocably cancel a total of 113,500,000 restricted shares of common stock of the Company.

A description of the specific terms and conditions of the Share Exchange Agreement is set forth in the Share Exchange Agreement filed herewith as Exhibit 2.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 2.01.

As a result of the Share Exchange Agreement, (i) our principal business became the business of Canna-Life and (ii) Canna-Life became a wholly-owned subsidiary of the Company.

Item 3.02 Unregistered SALES of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 3.02.

On March 6, 2014, immediately prior to the Closing of the Share Exchange referred to in Item 1.01 above, and as a condition to the Closing of the Share Exchange, the Company issued 8,096,000 restricted shares of the Company’s common stock to the Canna-Life Shareholders.

Exemption from Registration. The shares of common stock referenced herein were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States.  The Share Exchange Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering.  Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 5.01.

After the Closing of the Share Exchange Agreement, the Board of Directors and management of the Company are comprised of Canna-Life’s management team and the operations of Canna-Life are the continuing operations of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation

Effective March 5, 2014, Mr. Steve Sinohui resigned as the current President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and Sole Director of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment

On March 5, 2014, Mr. Alan Smith was appointed to serve as the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and Sole Director, and Mr. Smith accepted such appointment.

The biography for Mr. Smith is set forth below:

Mr. Alan Smith – During the past five years, Alan Smith, as President and CEO of Avid Management Corporation, provided independent financial consulting services to a variety of startup and development stage companies in the technology, resource and consumer products sectors. These services have included corporate reorganizations and restructuring, the development of internal systems and controls and assistance with financing in both the private and public markets. He has also been an active investor in a number of startup ventures while managing his own personal equity portfolio. Mr. Smith is a Chartered Accountant and has provided audit, tax and financial consulting services to a wide variety of small to medium sized companies during his 35 year career. During this period, Mr. Smith became known for his proficiency in negotiating highly advantageous acquisitions, reorganizing operations, improving efficiencies, and establishing financial controls. The primary focus of Mr. Smith’s career however, has been the successful restructuring of companies in transition and leading the development of business plans to assist them in procurement of short to medium term financing, many through public offerings. Mr. Smith obtained his Chartered Accountant designation in 1978 from the Institute of Chartered Accountants of Ontario. He was also a member of the Institute of Chartered Accountants of British Columbia from 1980 until his retirement in 1999. Additionally, Mr. Smith earned a Master’s Degree in Business Administration in 1975 from Queen’s University at Kingston, Ontario and a Bachelor of Applied Science (Civil Engineering) in 1973, also from Queen’s University.

 Family Relationships

Mr. Smith is not related to any Officer or Director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

ITEM 5.03          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 6, 2014, the Company filed an Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of Colorado.  As a result of the Amendment, the Company has changed its name with the State of Colorado from Wireless Attachments, Inc. to Mountain High Acquisitions Corp. A copy of the Amendment is filed herewith as Exhibit 3.01.

ITEM 8.01          OTHER EVENTS

On March 6, 2014, the Company’s Board of Directors, having received the written consent of shareholders holding a majority of the Company’s outstanding shares of common stock, approved: (i) an amendment to the Company’s Articles of Incorporation to change the Company’s name from Wireless Attachments, Inc. to Mountain High Acquisitions Corp; and (ii) a change to the Company’s OTC trading symbol.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Share Exchange Agreement by and among the Company, the controlling stockholders of the Company, Canna-Life, and the shareholders of Canna-Life dated March 6, 2014 (1)
3.01	Amendment to Articles of Incorporation filed with the Secretary of State of Colorado dated March 6, 2014 (1)

(1)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS ATTACHMENTS, INC.
Date: March 10, 2014	By: /s/ Alan Smith
Alan Smith
President, Chief Executive Officer, Chief Financial Officer, and Sole Director